UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2009

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 8, 2009, the Board of Directors of Bioanalytical Systems, Inc. elected David L. Omachinski as a director of the Company. Mr. Omachinski was suggested for election to the Board of Directors by Thomas A. Harenburg in a letter to the Board of Directors dated March 27, 2009.  There is no arrangement or understanding between Mr. Omachinski and any other persons pursuant to which Mr. Omachinski was selected as a director.  The Board of Directors has not determined whether Mr. Omachinski will be named to any Board committees.

Item9.01.                   Financial Statements and Exhibits.

(d)	Exhibits

99.1	Bioanalytical Systems, Inc. press release, issued October 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioanalytical Systems, Inc.

Date: October 14, 2009	By:	/s/ Michael R. Cox
Michael R. Cox
Vice President, Finance and Administration,
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Bioanalytical Systems, Inc. press release, issued October 14, 2009.